
                                  Exhibit 99.2


                        Chiquita Processed Foods, L.L.C.

                            Unaudited Balance Sheets
                                 (In Thousands)

                                                                 March 29         March 31
                                                                   2003             2002
                                                             -------------------------------

 Assets
 Current assets:
    Cash and cash equivalents                                  $       3,592    $       1,544
    Trade accounts receivable, net of allowances of
      $497 and $502, respectively                                     31,511           33,426
    Other receivables                                                    768            2,402
    Inventories                                                      161,851          172,145
    Other current assets                                               8,278           10,072
                                                             -----------------------------------

 Total current assets                                                206,000          219,589

 Property, plant, and equipment, net                                  83,191           83,113

 Other assets                                                         13,700           16,155
                                                             -----------------------------------
 Total assets                                                       $302,891         $318,857
                                                             ===================================

 Liabilities and member's equity
 Current liabilities:
    Revolving line of credit                                       $  50,375        $  48,000
    Current maturities of long-term debt                               7,997            9,731
    Accounts payable                                                  17,277           17,409
    Accrued liabilities                                               16,216           20,702
    Payable to Chiquita, net                                          10,158           11,676
                                                             -----------------------------------
 Total current liabilities                                           102,023          107,518

 Long-term debt, less current maturities                              29,921           35,932
 Other liabilities                                                    14,815            7,154
 Deferred Income Taxes                                                13,276           16,509
                                                             -----------------------------------
 Total liabilities                                                   160,035          167,113

 Member's equity:
    Paid-in capital                                                  188,715          188,715
    Retained earnings (accumulated deficit)                          (36,617)         (32,112)
    Accumulated other comprehensive loss                              (9,242)          (4,859)
                                                             -----------------------------------
 Total member's equity                                               142,856          151,744
                                                             -----------------------------------
 Total liabilities and member's equity                              $302,891         $318,857
                                                             ===================================

                        Chiquita Processed Foods, L.L.C.

                       Unaudited Statements of Operations
                                 (In Thousands)
                                                                       Three Months       Three Months
                                                                           Ended              Ended
                                                                        March 29,           March 31,
                                                                           2003               2002
                                                                   ----------------------------------------

Revenues                                                                   $92,225            $100,773

Operating expenses:
   Cost of products sold                                                    85,958              89,314
   Selling, general, and administrative                                      7,430               9,032
   Depreciation                                                              3,496               3,584
   Gain on sale of assets, net                                                (666)             (2,660)
                                                                   ----------------------------------------
                                                                            96,218              99,270
                                                                   ----------------------------------------

Operating income                                                            (3,993)              1,503

Interest expense, net                                                        1,277               1,583
                                                                   ----------------------------------------
Loss before income taxes                                                    (5,270)                (80)
Income tax benefit                                                          (2,003)                (30)
                                                                   ----------------------------------------
Net loss                                                                    (3,267)                (50)
                                                                   ========================================

See accompanying notes.

                        Chiquita Processed Foods, L.L.C.

                        Unaudited Statements of Cash Flow
                                 (In Thousands)

                                                                    Three Months Ended Three Months Ended
                                                                        March 29,           March 31,
                                                                           2003               2002
                                                                   ----------------------------------------

Operating activities
Net loss                                                                 $(3,267)            $ (50)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
     Depreciation and amortization                                           3,496               3,584
     Deferred income taxes                                                  (2,003)                (30)
     Gain on sale of assets, net                                              (666)             (2,660)
     Changes in current assets and liabilities:
       Trade account receivables                                             2,904                 231
       Inventories                                                          42,374              40,827
       Other current assets                                                    177                  34
       Accounts payable                                                    (48,593)            (18,031)
       Accrued liabilities                                                     499              (1,814)
       Repayment of advances from Chiquita, net                                 78               1,921
Other                                                                         (237)                (66)
                                                                   ----------------------------------------
Net cash (used in) provided by operating activities                         (5,238)             23,946

Investing activities
Capital expenditures                                                          (589)             (2,010)
Proceeds from sale of assets                                                 1,471               4,824
Other                                                                           72                 (47)
                                                                   ----------------------------------------
Net cash provided by investing activities                                      954               2,767

Financing activities
Repayments of long-term debt                                                   (86)             (1,895)
Increase (Decrease) in revolving line of credit                              7,425             (24,000)
                                                                   ----------------------------------------
Net cash provided (used) in financing activities                             7,339             (25,895)
                                                                   ----------------------------------------

Increase in cash and cash equivalents                                        3,055                 818
Cash and cash equivalents at beginning of period                               537                 726
                                                                   ----------------------------------------
Cash and cash equivalents at end of period                                 $ 3,592             $ 1,544
                                                                   ========================================

See accompanying notes.



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